U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

Cannabis Medical Solutions, Inc.
(Name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-1321002	20-8484256
(Commission File Number)	(I.R.S. Employer
Identification No.)

100 Myer Creek Road

Ashland, Oregon 97520
(541) 482-2309
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         .

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         .

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         .

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", “our company" refer to Cannabis Medical Solutions, Inc., a Delaware corporation.

CORPORATE GOVERNANCE AND MANAGEMENT

Section 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2010, Cannabis Medical Solutions, Inc., has named B. Michael Friedman, founder of CMSI as interim CEO, as Mr. Kyle Gotshalk, currently CEO, has notified the Company of the necessity to take a leave of absence for personal reasons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2010	By: /s/ Cherish A. Adams

Cherish A. Adams President